Exhibit 10.1

AMENDMENT NO. 7 TO THE CREDIT AGREEMENT

AMENDMENT NO. 7 TO THE CREDIT AGREEMENT (this “Amendment”), dated as of April 22, 2005, among Financial Security Assurance Inc. (“FSA”), the additional borrowers party hereto (together with FSA, the “Borrowers”), various banks (the “Banks”), JPMorgan Chase Bank, N.A. (the “New Bank”) and The Bank of New York, as agent (the “Agent”).  All capitalized terms defined in the hereinafter defined Credit Agreement shall have the same meaning when used herein unless otherwise defined herein.

W I T N E S S E T H:

WHEREAS, the Borrowers, the Banks and the Agent are parties to a Credit Agreement, dated as of August 31, 1998 (as amended to date, the “Credit Agreement”); and

WHEREAS, the New Bank desires to become a Bank under the Credit Agreement and each of The Bank of Nova Scotia and WestLB AG, New York Branch (each an “Exiting Bank”) desires to cease to be a Bank under the Credit Agreement; and

WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided;

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

1.   New Bank.  Upon execution and delivery of this Amendment by the parties hereto, the New Bank shall become a Bank for all purposes of the Credit Agreement.

2.   Exiting Bank.  As of the open of business on April 22, 2005, neither Exiting Bank shall have any further obligations under, or be a Bank for purposes of, the Credit Agreement.  Each Exiting Bank shall, however, be entitled to receive its Commitment Commission to, but excluding, April 22, 2005, and any other amounts, if any, owing to it under the Credit Agreement, including, without limitation, any indemnities it may be entitled to pursuant to Section 12.01 of the Credit Agreement at any time in the future.

3.   Arranger Status.  As of the open of business on April 22, 2005, KeyBank National Association shall become a Co-Lead Arranger under the Credit Agreement.

4.   Amendments to the Credit Agreement.  (a) Section 3.01(a) of the Credit Agreement is hereby amended by deleting the percentage “0.125%” and replacing it with the percentage “0.10%”.

(b)   The first sentence of Section 3.04(a) of the Credit Agreement is hereby amended in its entirety to read as follows:

The expiration of the Commitments of the Banks to make Revolving Loans shall be April 21, 2006 (the “Revolving Loan Expiry Date”); provided, however, that before (but not earlier than 60 days nor later than 30 days before) the Revolving Loan Expiry Date then in effect, FSA may make a written request (an “Extension Request”) to the Agent at its Notice Office and to each of the Banks that the Revolving Loan Expiry Date be extended by 364 days.

(c)   Section 7.15 of the Credit Agreement is hereby deleted.

(d)   Section 8.10 of the Credit Agreement is hereby deleted.

(e)   The Credit Agreement is hereby amended by adding the following new Section 12.14:

12.14   Confidentiality.  Each of the Agent and each Bank severally agrees to keep information delivered or made available by or on behalf of the Borrowers pursuant to this Agreement confidential from anyone other than its employees, directors, legal counsel, independent auditors, other advisors and prospective assignees and participants (all of whom shall agree to similar restrictions), provided, however, that nothing herein shall prevent the Agent or any Bank from disclosing such information (a) to any other Bank or the Agent, (b) in response to a subpoena or other order of a court or administrative agency provided that the Agent or Bank, as applicable, shall (to the extent legally permitted) promptly notify FSA of such subpoena or other order, (c) to the extent necessary in connection with the exercise of any remedy hereunder, (d) if such information is or becomes generally available to the public other than as a result of a disclosure by the Agent or a Bank prohibited by this Agreement or (e) if such information is or becomes available to the Agent or Bank, as applicable, from a source (other than a Borrower) that is not bound by an obligation of confidentiality to the Borrowers.

(f)   Schedule II of the Credit Agreement is hereby deleted in its entirety and replaced with Exhibit A hereto attached.

(g)   Schedule III of the Credit Agreement is hereby deleted in its entirety and replaced with Exhibit B hereto attached.

5.   Representations and Warranties.  In order to induce the Banks, the New Bank and the Agent to enter into this Amendment, each Borrower hereby represents and warrants that:

(a)   no Default or Event of Default exists or will exist as of the date hereof and after giving effect to this Amendment; and

(b)   as of the date hereof, and after giving effect to this Amendment, all representations, warranties and agreements of such Borrower contained in the Credit Agreement will be true and correct in all material respects.

6.   GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CHOICE OF LAW PROVISIONS THEREOF.

7.   Agreement Not Otherwise Amended.  This Amendment is limited precisely as written and shall not be deemed to be an amendment, consent, waiver or modification of any other term or condition of the Credit Agreement or any of the instruments or agreements referred to therein, or prejudice any right or rights which the Banks, the New Bank, the Agent or any of them may now have or may have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein.  Except as expressly modified hereby, the terms and provisions of the Credit Agreement shall continue in full force and effect.  Whenever the Credit Agreement is referred to in the Credit Agreement or any of the instruments, agreements or other documents or papers executed and delivered in connection therewith, it shall be deemed to be a reference to the Credit Agreement as modified hereby.

8.   Counterparts.  This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

FINANCIAL SECURITY ASSURANCE INC.

By	/s/ Bruce Stern
Name: Bruce Stern
Title: General Counsel

FSA INSURANCE COMPANY

By	/s/ Bruce Stern
Name: Bruce Stern
Title: General Counsel

FINANCIAL SECURITY ASSURANCE (U.K.) LIMITED

By	/s/ Bruce Stern
Name: Bruce Stern
Title: General Counsel

THE BANK OF NEW YORK, individually and as Agent

By	/s/ Sreecaran Ganesan
Name: Sreecaran Ganesan
Title: Vice President

US BANK, N.A.

By	/s/ Patrick H. McGraw
Name: Patrick H. McGraw
Title: Assistant Vice President

KBC BANK N.V.

By	/s/ Lawrence J. Manochio
Name: Lawrence J. Manochio
Title: Assistant Vice President

By	/s/ Robert Snauffer
Name: Robert Snauffer
Title: First Vice President

KEYBANK NATIONAL ASSOCIATION

By	/s/ Mary K. Young
Name: Mary K. Young
Title: Vice President

NORDDEUTSCHE LANDESBANK GIROZENTRALE, NEW YORK AND/OR CAYMAN ISLANDS BRANCH

By	/s/ Stephen K. Hunter
Name: Stephen K. Hunter
Title: SVP

By	/s/ Stephanie Finnen
Name: Stephanie Finnen
Title: VP

JPMORGAN CHASE BANK, N.A.

By	/s/ Lawrence Palumbo, Jr.
Name: Lawrence Palumbo, Jr.
Title: Vice President

EXHIBIT A

SCHEDULE II

SCHEDULE OF COMMITMENTS

Bank	Commitment

The Bank of New York	$30,000,000

KeyBank National Association	30,000,000

KBC Bank N.V.	27,500,000

US Bank, N.A.	27,500,000

Norddeutsche Landesbank Girozentrale, New York and/or Cayman Islands Branch	20,000,000

JPMorgan Chase Bank, N.A.	15,000,000

Total	$150,000,000

EXHIBIT B

SCHEDULE III

LENDING OFFICES

Bank	Bank Rate Office	Eurodollar Lending Office

The Bank of New York	1 Wall Street New York, NY 10286	1 Wall Street New York, NY 10286

KBC Bank N.V.	125 West 55th Street New York, NY 10019	125 West 55th Street New York, NY 10019

KeyBank National Association	127 Public Square Cleveland, OH 44114	127 Public Square Cleveland, OH 44114

JPMorgan Chase Bank, N.A.	270 Park Avenue 15th Floor New York, NY 10017	270 Park Avenue 15th Floor New York, NY 10017

US Bank, N.A.	US Bank Tower 425 Walnut Street, 8th Floor Cincinnati, OH 45202	US Bank Tower 425 Walnut Street, 8th floor Cincinnati, OH 45202

Norddeutsche Landesbank Girozentrale, New York and/or Cayman Islands Branch	NORD/LB New York Branch 1114 Avenue of the Americas 37th Floor New York, NY 10036	NORD/LB Cayman Islands Branch 1114 Avenue of the Americas 37th Floor New York, NY 10036